EXHIBIT 32.1
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   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Current Report of Precision Drilling Trust (the "Trust") on Form 6-K dated August 13, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene C. Stahl, President and Chief Operating Officer of Precision Drilling Corporation, as agent for and on behalf of Precision Drilling Trust (Principal Executive Officer), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: August 13, 2007


                                By:  /s/ Gene C. Stahl
                                --------------------------------------
                                Name:  Gene C. Stahl
                                Title: President and Chief Operating Officer
                                       (Principal Officer), as agent for and on
                                       behalf of Precision Drilling Trust